METROPOLITAN SERIES FUND, INC.

Franklin Templeton Small Cap Growth Portfolio

Supplement dated November 25, 2008 to Prospectus dated April 28, 2008

The Board of Directors of Metropolitan Series Fund, Inc. (the “Fund”) has approved a change of subadviser for the Franklin Templeton Small Cap Growth Portfolio from Franklin Advisers, Inc. to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to be effective January 5, 2009, pursuant to a new subadvisory agreement between the Fund’s investment adviser, MetLife Advisers, LLC and Loomis Sayles. Effective January 5, 2009, the name of the Franklin Templeton Small Cap Growth Portfolio will change to Loomis Sayles Small Cap Growth Portfolio. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to such Portfolio by its original name in their forms and communications until such documents can be revised.

In addition, the following changes to the section of the Prospectus describing the Franklin Templeton Small Cap Growth Portfolio are effective January 5, 2009:

The section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Loomis Sayles & Company, L.P. (“Loomis Sayles”), subadviser to the Portfolio, normally will invest at least 80% of its net assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. As of October 31, 2008, the highest capitalization of a company listed on the Russell 2000 Index was $3.8 billion. You will receive 60 days’ prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in companies of any size, including large capitalization companies.

The Portfolio may invest any portion of its assets in securities of U.S. and Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Portfolio may engage in foreign currency transactions, options and futures transactions and other derivative transactions. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Portfolio also may invest in Rule 144A securities.

Stock Selection

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services; dynamic earnings growth; prospects for high levels of profitability; and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

At the end of the first paragraph in the section entitled “Investment Performance Record,” the following is added:

On January 5, 2009, Loomis Sayles succeeded Franklin Advisers, Inc. (“Franklin”) as subadviser to the Portfolio. The performance information set forth below reflects the management of Franklin, not Loomis Sayles.

Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information.    Changes in foreign countries’ laws may harm the performance and liquidity of the Portfolio’s investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk.    News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk.    As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer’s home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Derivatives

The Portfolio may use derivatives to “hedge” or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance

In the section entitled “More About Investment Strategies and Risks,” the subsections entitled “Initial Public Offerings” and “Sector Investing” are deleted and the following is added:

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date.

Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Futures Contracts. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets. If the price of a futures contract changes in unexpected ways compared to the price of the security or index on which the contract is based, the Portfolio could lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

The section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of September 30, 2008, Loomis Sayles managed approximately $120 billion in assets. Loomis Sayles’ address is One Financial Center, Boston, Massachusetts 02111.

John J. Slavik and Mark F. Burns are the day-to-day portfolio managers of the Portfolio and have been co-managing the Portfolio since January 2009. Mr. Slavik, a Vice President of Loomis Sayles, joined Loomis Sayles in 2005. From 2000 until he joined Loomis Sayles, Mr. Slavik was a Vice President and portfolio manager at Westfield Capital Management, LLC. Mr. Burns, a Vice President of Loomis Sayles, joined Loomis Sayles in 1999 as an investment analyst.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million. MetLife Advisers has voluntarily agreed, for the period January 5, 2009 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.85% for the first $100 million of the Portfolio’s average daily net assets and 0.80% for amounts over $100 million. This voluntary waiver may be terminated by MetLife Advisers at any time. For the year ended December 31, 2007, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio’s average daily net assets

A discussion regarding the basis for the Board of Directors’ approval of the continuation of the Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2007. A discussion regarding the basis for the Board of Directors’ initial approval of the Subadvisory Agreement for the Portfolio will be available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2008.

3